Exhibit 32
906 Certification
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003
I, Joseph M. Hogan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that the Annual Report of Align Technology, Inc. on Form 10-K for the fiscal year ended December 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this Form 10-K fairly presents in all material respects the financial condition and results of operations of Align Technology, Inc.

	By:	/S/ JOSEPH M. HOGAN
Date: February 25, 2016	Name:	Joseph M. Hogan
	Title:	President and Chief Executive Officer
I, David L. White, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that the Annual Report of Align Technology, Inc. on Form 10-K for the fiscal year ended December 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this Form 10-K fairly presents in all material respects the financial condition and results of operations of Align Technology, Inc.

	By:	/S/ DAVID L. WHITE
Date: February 25, 2016	Name:	David L White
	Title:	Chief Financial Officer